UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2020

ALR TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-30414	88-0225807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

708-7400 Beaufont Springs Drive, Suite 300, Richmond, Virginia 23225

(Address of Principal Executive Offices) (Zip Code)

(804) 554-3500

Registrant’s telephone number, including area code

(Former Name or Former Address

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ALRT	OTC US

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER ITEMS

Modification of Rights Offering Record Date and Expiration Date

On December 4, 2020 ALR Technologies Inc. (“we”, “us”, “our”, and the “Company”) filed a prospectus dated December 4, 2020 (the “Prospectus”), which forms a part of our Registration Statement on Form S-1, as amended (Registration No. 333-249835). Pursuant to the Prospectus, we are distributing, at no charge to our stockholders, non-transferable subscription rights to purchase up to an aggregate of 127,522,227 shares of our common stock, $0.001 par value per share. On December 9, 2020, the Company modified the record date and the expiration date of the rights offering to December 11, 2020 and January 8, 2021, respectively, in order to accommodate administrative requirements. Therefore, in the rights offering, each shareholders of record as of 5:00 p.m. Eastern Time, December 11, 2020 (the “Record Date”), will receive one (1) non-transferable subscription right (a “Subscription Right”) for each share of common stock held by them on the Record Date. Each Subscription Right entitles the holder to purchase one share of Common Stock at a subscription price of $0.05 per share. Any Subscription Rights that are not exercised prior to 5:00 p.m., Eastern Time, on the January 8. 2021 (the “Expiration Date”) will expire, have no value and cease to be exercisable for shares of Common Stock.

Rights Offering Documents

The Company has incorporated into this Current Report on Form 8-K (as exhibits 99.1 through 99.8) the supporting documents accompanying the Prospectus which will be distributed (as applicable) to the registered and beneficial holders of record on the Record Date.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
99.1	Letter to Record Holders
99.2	Letter to Beneficial Holders
99.3	Form of Rights Certificate (and Instructions for Use of Rights Certificate)
99.4	Form of Notice of Guaranteed Delivery
99.5	Notice of Important Tax Information
99.6	Form of Letter to Clients of Nominee Holders
99.7	Form of Beneficial Holder Election Form
99.8	Nominee Holder Certification Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2020

ALR TECHNOLOGIES, INC.

/s/ Sidney Chan
Sidney Chan
Chief Executive Officer and Chairman of the Board of Directors